LOS ANGELES SINGAPORE KUALA LUMPUR INDONESIA BANGKOK SUZHOU TIANJIN CHONGQING
FOR IMMEDIATE RELEASE	Company Contact: A. Charles Wilson Chairman (818) 787-7000	Investor Contact: Berkman Associates (310) 477-3118 info@BerkmanAssociates.com
Trio-Tech Reports Third Quarter Results

    Van Nuys, CA -- May 14, 2013 -- Trio-Tech International (NYSE MKT:TRT) today announced unaudited financial results for the third quarter and first nine months of fiscal 2013.

    For the three months ended March 31, 2013, revenue decreased 13.2% to $6,529,000 compared to $7,522,000 for the third quarter of fiscal 2012.  The net loss attributable to Trio-Tech common shareholders for the third quarter of fiscal 2013 was $543,000, or $0.16 per share.  This compares to a net loss of $518,000, or $0.16 per share, in same quarter last year.

    For the nine months ended March 31, 2013, revenue increased 3.0% to $23,627,000, compared to $22,940,000 for the first nine months of fiscal 2012.  The net loss attributable to Trio-Tech common shareholders for the first nine months of fiscal 2013 narrowed to $1,065,000, or $0.32 per share, compared to a net loss of $2,525,000, or $0.76 per share, for the same period of fiscal 2012.

    Cash provided by operations for the first nine months of fiscal 2013 increased to $4,028,000, compared to cash used by operations for the first nine months of fiscal 2012 of $2,079,000.  Shareholders' equity at March 31, 2013 was $20,516,000, or $6.23 per outstanding share, compared to $20,556,000, or $6.25 per outstanding share, at June 30, 2012.

    "Trio-Tech's third quarter performance was mixed, with revenue from semiconductor testing services up 8.5%, driven by higher testing volume in Malaysia and China, while sales of our semiconductor testing equipment fell 29%, primarily due to delayed shipments to customers.  Higher gross margin in testing services, a sharply reduced loss in the oil and gas equipment fabrication segment, where we terminated our facilities lease in December, 2012, and lower operating expenses combined to reduce the loss from operations by about a third to $634,000 from $933,000 for last year's third quarter.  We are focused on delivering improved performance going forward," said SW Yong, Trio-Tech's CEO.

About Trio-Tech

    Established in 1958 and headquartered in Van Nuys, California, Trio-Tech International is a diversified business group with interests in semiconductor testing services, manufacturing and distribution of semiconductor testing equipment, oil and gas equipment fabrication and real estate.  Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com, www.universalfareast.com, www.shi-international.com and www.ttsolar.com.

(more)

Trio-Tech Reports Third Quarter Results
May 14, 2013
Page Two

Forward-Looking Statements
This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company.  In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward-looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Southeast Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward-looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward-looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology.  Forward-looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.

(tables attached)

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
Revenue	2013	2012	2013	2012

Products	$3,018	$4,268	$12,073	$10,685
Testing Services	3,407	3,141	11,085	9,247
Fabrication Services	71	83	373	2,883
Other	33	30	96	125
	6,529	7,522	23,627	22,940
Costs of Sales
Cost of products sold	2,538	3,575	10,363	8,925
Cost of testing services rendered	2,621	2,597	8,140	7,797
Cost of fabrication services rendered	174	403	752	3,063
Other	32	23	97	75
	5,365	6,598	19,352	19,860
Gross Margin	1,164	924	4,275	3,080
Operating Expenses:
General and administrative	1,580	1,620	5,135	5,884
Selling	148	164	411	431
Research and development	72	73	217	221
(Gain) Loss on disposal of property, plant and equipment	(2)	--	(6)	4
Total operating expenses	1,798	1,857	5,757	6,540
Loss from Operations	(634)	(933)	(1,482)	(3,460)
Other Income (Expenses)
Interest expense	(72)	(83)	(239)	(215)
Other income, net	147	158	404	179
Total other (expenses) income	75	75	165	(36)
Loss from Continuing Operations before Income Taxes	(559)	(858)	(1,317)	(3,496)
Income Tax Benefit (Expense)	(28)	14	96	114
Loss from Continuing Operations before Non-controlling Interest, net of tax	(587)	(844)	(1,221)	(3,382)
Equity in earnings of unconsolidated joint venture, net of tax	--	--	--	(11)
LOSS FROM DISCONTINUED OPERATIONS, net of tax	--	--	--	(2)
NET LOSS	$(587)	$(844)	$(1,221)	$(3,395)
Less: Net loss attributable to the non-controlling interest	(44)	(326)	(156)	(870)
Net Loss attributable to Trio-Tech International	(543)	(518)	(1,065)	(2,525)
Net Loss Attributable to Trio-Tech International:
Loss from continuing operations, net of tax	(543)	(518)	(1,065)	(2,523)
Loss from discontinued operations, net of tax	--	--	--	(2)
Net Loss Attributable to Trio-Tech International	$(543)	$(518)	$(1,065)	$(2,525)
Comprehensive (Loss) Attributable to Trio-Tech:
Net loss	$(587)	$(844)	$(1,221)	$(3,395)
Foreign currency translation, net of tax	(52)	193	665	84
Comprehensive (Loss)	(639)	(651)	(556)	(3,311)
Less: Comprehensive (loss) attributable to non-controlling Interest	(61)	(297)	(8)	(863)
Comprehensive (Loss) Attributable to Trio-Tech	(578)	(354)	(548)	(2,448)
Basic and diluted loss per share from continuing operations	$(0.16)	$(0.16)	$(0.32)	$(0.76)
Weighted Average Shares Oustanding - Basic and Diluted	3,322	3,322	3,322	3,322

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Mar. 31,	June 30,
	2013	2012
ASSETS	(unaudited)

CURRENT ASSETS:
Cash & cash equivalents	$2,347	$1,572
Short-term deposits	110	250
Trade accounts receivable, net	6,512	11,311
Other receivables	322	962
Loans receivable from property development projects	1,126	1,101
Inventories, net	1,677	2,324
Prepaid expenses and other current assets	468	406
Assets held for sale	--	130
Total current assets	12,562	18,056
INVESTMENTS	782	765
INVESTMENT PROPERTIES, Net	1,903	1,815
PROPERTY, PLANT AND EQUIPMENT, Net	13,156	13,193
OTHER ASSETS	499	776
RESTRICTED TERM DEPOSITS	3,554	3,445
TOTAL ASSETS	$32,456	$38,050

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
Lines of credit	$2,285	$3,605
Accounts payable	1,922	4,834
Accrued expenses	2,851	3,011
Income taxes payable	461	469
Current portion of bank loans payable	734	766
Current portion of capital leases	131	175
Total current liabilities	8,384	12,860
BANK LOANS PAYABLE, net of current portion	2,913	3,373
CAPITAL LEASES, net of current portion	262	221
DEFERRED TAX LIABILITIES	369	497
OTHER NON-CURRENT LIABILITIES	12	543
TOTAL LIABILITIES	11,940	17,494
COMMITMENTS AND CONTINGENCIES	--	--
EQUITY
TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares authorized; 3,321,555 shares
issued and outstanding at March 31, 2013, and June 30, 2012, respectively	10,531	10,531
Paid-in capital	2,754	2,431
Accumulated retained earnings	1,622	2,687
Accumulated other comprehensive gain-translation adjustments	3,704	3,187
Total Trio-Tech International shareholders' equity	18,611	18,836
NON-CONTROLLING INTEREST	1,905	1,720
TOTAL EQUITY	20,516	20,556
TOTAL LIABILITIES AND EQUITY	$32,456	$38,050